SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: August 3, 2004

                                   ZONES, INC.
             (Exact name of Registrant as Specified in its Charter)


          WASHINGTON                 0-28488                       91-1431894
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
of incorporation or organization)                         Identification Number)





          1102 15th Street SW, Suite 102, Auburn, Washington 98001-6509
                  (Address of Principal Administrative Offices)

       Registrant's Telephone Number, Including Area Code: (253) 205-3000






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Item 5.  Other Event.

Zones, Inc. announced today that its Board of Directors has approved a stock repurchase program under which the Company may repurchase up to $3.0 million in shares of the Company's common stock over the next twelve months in either open market or private transactions at then prevailing market prices.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 99.1, Press Release dated August 3, 2004, announcing the Company's authorization to commence a stock repurchase program.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ZONES, INC.


Dated:  August 3, 2004       /s/ RONALD P. MCFADDEN

                             By: Ronald P. McFadden
                            Its: Secretary and Chief Financial Officer




                                  EXHIBIT INDEX
                                  -------------

     EXHIBIT No.      DESCRIPTION
     ----------       -----------

        99.1          Press Release, dated August 3, 2004